EXHIBIT 10.1

CONSENT AND AMENDMENT NO. 1 TO

PROMISSORY NOTE

This CONSENT AND AMENDMENT NO. 1 TO PROMISSORY NOTE (this “Amendment”) is entered into as of February 2, 2023 and effective as of November 1, 2022 ("Amendment Effective Date"), by and between Recruiter.com Group, Inc., a Nevada corporation (“Borrower”), Novo Group, Inc., a Delaware corporation (“Lender”), and Montage Capital II, L.P., an [     ] limited partnership (“Montage”), solely with respect to Section 1 of this Amendment.

RECITALS:

A. As of August 27, 2021, Borrower executed and delivered to Lender that certain Promissory Note, in the original principal sum of Three Million Dollars ($3,000,000) (the “Note”);

B. As of October of 2022, (i) Borrower, Montage and the other parties thereto entered into that certain Loan and Security Agreement (“Senior Loan Agreement”) and (ii) Borrower, Montage and Lender entered into that certain Subordination Agreement (“Subordination Agreement”), pursuant to which Lender subordinated all of Borrower’s indebtedness and obligations owed to Lender to all of Borrower’s indebtedness and obligations owed to Montage;

C. Borrower has requested that Lender amend the payment terms of the Note to be interest only for the period starting November 1, 2022 though and including March 31, 2023, with payments of principal and interest to resume starting April 1, 2023 by replacing the existing payment schedule with the new payment schedule attached hereto as Exhibit A (the “Amended Payment Schedule”);

D. Pursuant to Section 6.11 of the Senior Loan Agreement and Section 9 of the Subordination Agreement, Lender requires Montage to consent to the amendments contemplated hereby; and

E. Pursuant to Section 5.5, "Modifications; Waivers" of the Note, the amendments requested by Borrower must be contained in a written agreement signed by Borrower and Lender.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

1. Amendment to Exhibit A of the Note. Exhibit A, “Payment Schedule” of the Note is hereby deleted and replaced in its entirety by Exhibit A, “Payment Schedule” attached hereto.

2. Consent of Montage. Montage hereby expressly consents to the revised payment terms of the Note pursuant to the Amended Payment Schedule. Montage acknowledges that its consent hereto satisfies the requirements of Section 6.11 of the Senior Loan Agreement and Section 9 of the Subordination Agreement.

3. Conditions of Effectiveness. This Amendment shall become effective as of the Amendment Effective Date upon satisfaction of all of the following conditions precedent:

(a) Lender shall have received execution and delivery of, by all parties signatory thereto the following: a duly executed original of this Amendment.

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4. Reference to and Effect on the Note. Upon the effectiveness of this Amendment, each reference in the Note to “Note,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import shall mean and be a reference to the Note as amended hereby. Except as specifically amended herein, the Note shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right of Lender, nor constitute a waiver of any provision of the Note.

5. Waiver of Right to Trial by Jury. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THERE MAY BE A CONSTITUTIONAL RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY CLAIM, DISPUTE OR LAWSUIT ARISING BETWEEN OR AMONG THEM, BUT THAT SUCH RIGHT MAY BE WAIVED. ACCORDINGLY, THE PARTIES AGREE THAT, NOTWITHSTANDING SUCH CONSTITUTIONAL RIGHT, IN THIS COMMERCIAL MATTER THE PARTIES BELIEVE AND AGREE THAT IT SHALL BE IN THEIR BEST INTERESTS TO WAIVE SUCH RIGHT, AND, ACCORDINGLY, HEREBY WAIVE SUCH RIGHT TO A JURY TRIAL, AND FURTHER AGREE THAT THE BEST FORUM FOR HEARING ANY CLAIM, DISPUTE, OR LAWSUIT, IF ANY, ARISING IN CONNECTION WITH THIS AMENDMENT, THE NOTE, OR THE RELATIONSHIP AMONG THE PARTIES HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, OR WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, SHALL BE A COURT OF COMPETENT JURISDICTION SITTING WITHOUT A JURY.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together will constitute one and the same instrument. Receipt by Lender of a facsimile copy of an executed signature page hereof will constitute receipt by Lender of an executed counterpart of this Amendment.

7. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon Borrower, Lender, Montage and each of their respective successors and assigns.

8. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.

9. Headings. Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.

[SIGNATURE PAGE FOLLOWS.]

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IN WITNESS WHEREOF, Borrower, Lender and Montage have hereunto set their hands as of the date first set forth above.

BORROWER:

RECRUITER.COM GROUP, INC., a Nevada corporation

By:
[ ], its [ ]

LENDER:

NOVO GROUP, INC., a Delaware corporation

By:
[ ], its [ ]

PARTY SOLELY WITH RESPECT TO SECTION 2:
MONTAGE CAPITAL II, L.P, an [ ] limited partnership

By:
[ ], its [ ]

Signature Page to Consent and Amendment No. 1 to Promissory Note